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                                                                     Exhibit (i)

[LOGO] SIDLEY AUSTIN LLP    SIDLEY AUSTIN LLP    BEIJING        NEW YORK
       -----------------    787 SEVENTH AVENUE   BRUSSELS       PALO ALTO
       SIDLEY               NEW YORK, NY 10019   CHICAGO        SAN FRANCISCO
                            (212) 839 5300       DALLAS         SHANGHAI
                            (212) 839 5599 FAX   FRANKFURT      SINGAPORE
                                                 GENEVA         SYDNEY
                                                 HONG KONG      TOKYO
                                                 LONDON         WASHINGTON, D.C.
                                                 LOS ANGELES

                                                 FOUNDED 1866

                                 April 28, 2010

BlackRock Funds III
400 Howard Street
San Francisco, CA  94105

Ladies and Gentlemen:

     We have acted as counsel for BlackRock Funds III, a statutory trust organized under the laws of the State of Delaware (the "Trust"), in connection with the filing of Post-Effective Amendment No. 88 to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act") (File Nos. 33-54126 and 811-07332) (the "Registration Statement"). Included in the Registration Statement are the series of the Trust and the classes of shares of beneficial interest into which such series are divided (the "Shares") as set forth on Exhibit A.

     As counsel to the Trust, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares in the manner referred to in the Registration Statement. In addition, we have examined and are familiar with the Agreement and Declaration of Trust of the Trust, as amended, the By-Laws of the Trust, as amended, and such other documents as we have deemed relevant to the matters referred to in this opinion.

     Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in accordance with the terms, conditions, requirements and procedures set forth in the Registration Statement, will be validly issued, fully paid and non-assessable beneficial interests in the Trust.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectuses and statements of additional information constituting parts thereof.

                                        Very truly yours


                                        SIDLEY AUSTIN LLP

 Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

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                                    EXHIBIT A
                                    ---------

SERIES                                CLASS
---------------------------------     ------------------------------------------
BlackRock Cash Funds:                 Capital Shares
    Treasury                          Institutional Shares
                                      Premium Shares
                                      Select Shares
                                      SL Agency Shares
                                      Trust Shares

BlackRock Cash Funds:                 Institutional Shares
    Government                        Select Shares
                                      SL Agency Shares
                                      Trust Shares

BlackRock Cash Funds:                 AON Captives Shares
    Institutional                     Capital Shares
                                      Institutional Shares
                                      Premium Shares
                                      Select Shares
                                      SL Agency Shares
                                      Trust Shares

BlackRock Cash Funds:                 Capital Shares
    Prime                             Institutional Shares
                                      Premium Shares
                                      Select Shares
                                      SL Agency Shares
                                      Trust Shares

LifePath (R) Retirement Portfolio     Institutional
                                      Investor A
                                      Investor C
                                      Class R
                                      Class K

LifePath 2020 (R) Portfolio           Institutional
                                      Investor A
                                      Investor C
                                      Class R
                                      Class K

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LifePath 2030 (R) Portfolio           Institutional
                                      Investor A
                                      Investor C
                                      Class R
                                      Class K

LifePath 2040 (R) Portfolio           Institutional
                                      Investor A
                                      Investor C
                                      Class R
                                      Class K

LifePath 2050 (R) Portfolio           Institutional
                                      Investor A
                                      Investor C
                                      Class R
                                      Class K

Bond Index Fund                       N/A

S&P 500 Stock Fund                    N/A